SUPPLEMENT DATED JUNE 21, 2021

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR EMERGING MARKETS DEBT PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Emerging Markets Debt Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective October 29, 2021. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on June 16, 2021, the Board of Trustees (the “Board”) of Pacific Select Fund, including a majority of the independent trustees, approved Principal Global Investors, LLC (“PGI”) to serve as the sub-adviser of the Emerging Markets Debt Portfolio effective October 29, 2021, replacing Ashmore Investment Management Limited.

In order to facilitate these changes, a portion of the holdings of the Fund may be sold and new investments purchased in accordance with recommendations by PGI.  Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, may begin this transitioning prior to October 29, 2021.  In connection with the sub-adviser change, certain principal investment strategies of the Fund will change as described below.

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each

year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.79%	0.79%
Service Fee	0.20%	0.00%
Other Expenses	0.10%	0.07%
Total Annual Fund Operating Expenses	1.09%	0.86%
Less Fee Waiver[1]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver	1.04%	0.81%
[1]

The investment adviser has agreed to waive 0.05% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

The table in the Examples subsection will be deleted and replaced with the following:

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$106	$336	$591	$1,319
Class P	$83	$264	$467	$1,051

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-

guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer.

The sub-adviser considers emerging market countries to include any country included in the Fund’s benchmark index, the J.P. Morgan Emerging Markets Blended Index – Equal Weighted, which is designed to track the returns of emerging market debt instruments.

The Fund may invest up to 25% of its assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards, options, swaps and futures contracts. Forwards, futures contracts, options and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

In selecting investments for the Fund, the sub-adviser follows a portfolio construction process, blending both technical and fundamental considerations. The investment philosophy focuses on total return, is not managed in reference to a benchmark, and invests with an intent to limit potential capital loss through active portfolio management, including asset allocation, credit selection and issuer diversification, and attempts to deliver a superior return adjusted for a minimal level of volatility through the whole market cycle.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

In the Principal Risks subsection, Borrowing Risk and Reverse Repurchase Agreements Risk will be deleted.  Derivatives Risk will be deleted and replaced with the following:

•                 Derivatives Risk: The Fund’s use of forwards, futures contracts, swap agreements and options (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

The disclosure in the Performance subsection will be deleted and replaced with the following:

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Average Annual Total Returns table includes both the broad-based market index the current sub-adviser uses as its benchmark as well as the broad-based market index that was utilized by the immediately prior sub-adviser. The benchmark index was changed in connection with the Fund’s change in sub-adviser and reflects the emerging market debt asset class utilized by the current sub-adviser. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Principal Global Investors, LLC began managing the Fund on October 29, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.

Also in the Performance subsection, the Average Annual Total Returns table will be deleted and replaced with the following:

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class I (incepted April 30, 2012)	1.75%	6.88%	3.31%
Class P (incepted April 30, 2012)	1.96%	7.09%	3.52%

J.P. Morgan Emerging Markets Blended Index (EMBI) – Equal Weighted (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date) (current index as of October 29, 2021)	5.07%	7.05%	4.13%
J.P. Morgan EMBI Global Diversified (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date) (former index)	5.26%	7.08%	5.63%

In the Management subsection, the “Sub-Adviser” information will be deleted and replaced with the following:

Sub-Adviser – Principal Global Investors, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Damien Buchet, CFA, CIO and Portfolio Manager	Since 2021
Christopher Watson, CFA, Senior Portfolio Manager	Since 2021
Arthur Duchon-Doris, CFA, Portfolio Manager	Since 2021

Form No.          15-51855-00

PSFEMDP621